Exhibit 10.14
CENTRO MEDIA, INC.
2011 EQUITY INCENTIVE PLAN
As Adopted on November 1, 2011
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.
2.    SHARES SUBJECT TO THE PLAN.
2.1    Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be the number of authorized shares not issued or subject to outstanding grants under the Company’s 2005 Stock Option Plan, 2007 Stock Option Plan, Director and Consultant Stock Option Plan, Executive Stock Option Plan and Second Amended and Restated Executive Stock Option Plan the (“Prior Plans”) on the Effective Date (as defined in Section 13.1), before adjustment for the 10-for-1 split of all outstanding shares of Class A Voting Common Stock and Class B Non-Voting Common Stock effected through the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation on November 7, 2011 (which number of shares will be automatically adjusted for the Stock Split once effective in accordance with the terms of the Plan); plus (a) any shares that are subject to issuance upon exercise of an option granted under the Prior Plans but cease to be subject to such option for any reason other than exercise of such option; and (b) any shares that were issued under the Prior Plans which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 11 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash or that expire by their terms will again be available for grant and issuance in connection with other Awards. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 100,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.
2.2    Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARS, and (c) the Purchase Prices of and/or number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option or SAR may not be decreased to below the par value of the Shares.

3.    PLAN FOR BENEFIT OF SERVICE PROVIDERS
3.1    Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 4 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital- raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.
3.2    No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.
4.    OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.
4.1    Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
4.2    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.3    Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.4    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.

4.5    Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and payment of any applicable taxes.
4.6    Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.
4.6.1    Other than Death or Disability or for Cause. If the Participant is terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.
4.6.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.
4.6.3    For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

4.7    Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
4.8    Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 13.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.9    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.
4.10    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
4.11    Information to Optionees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all optionees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information the optionee must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company. For purposes of this Section 4.11, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act, with the financial statements being not more than 180 days old.
5.    RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase

Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.
5.1    Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2    Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 8 hereof.
5.3    Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).
6.    RESTRICTED STOCK UNITS.
6.1    Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future, at the Committee’s discretion. No Purchase Price shall apply to an RSU settled in Shares. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
6.2    Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.
7.    STOCK APPRECIATION RIGHTS.
7.1    Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), at the Committee’s discretion, having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
7.2    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award

Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.
7.3    Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.
7.4    Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof and notwithstanding the exercise periods set forth in the Award Agreement, exercise of SARs will always be subject to the following terms and conditions.
7.4.1    Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to vested Shares upon the Termination Date or as otherwise determined by the Committee. SARs must be exercised by the Participant, if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the SARs.
7.4.2    Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event no later than the expiration date of the SARs.
7.4.3    For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
8.    PAYMENT FOR PURCHASES AND EXERCISES.
8.1    Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to the Participant;
(b)    by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;

(c)    by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;
(d)    by waiver of compensation due or accrued to the Participant from the Company for services rendered;
(e)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(f)    subject to compliance with applicable law and solely in the discretion of the Committee, by exercising as set forth below, provided that a public market for the Company’s Common Stock exists:
(i)    through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or
(ii)    through a “margin” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to pledge the Shares so purchased to the broker-dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or
(g)    by any combination of the foregoing or any other method of payment approved by the Committee.
8.2    Withholding Taxes.
8.2.1    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.
8.2.2    Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum tax withholding obligation by electing to have the Company withhold from the Shares to be issued up to the minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company.

Any elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.
9.    RESTRICTIONS ON AWARDS.
9.1    Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise, the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.
9.2    Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.
9.3    Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
10.    RESTRICTIONS ON SHARES.
10.1    Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.
10.2    Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.
10.3    Escrow; Pledge of Shares To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
10.4    Securities Law Restrictions. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
11.    CORPORATE TRANSACTIONS.
11.1    Assumption or Replacement of Awards by Successor or Acquiring Entity. If an Acquisition or Other Combination shall occur, then any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring entity (if any) of such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, any successor or acquiring entity in such Acquisition or Other Combination (or any of its Parents, if any) may substitute equivalent awards for outstanding Awards or provide substantially similar consideration to Participants in respect of their outstanding Awards as was provided to stockholders of the Company in such Acquisition or Other Combination after taking into account the existing provisions of the outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). Any successor or acquiring entity in such Acquisition or Other Combination (or any of its Parents, if any) may also substitute by issuing, in place of any Award of outstanding Shares of the Company held by a Participant, substantially similar shares of stock or other property subject to repurchase restrictions and other provisions no less favorable to such Participant than those that applied to such outstanding Shares immediately prior to such Acquisition or Other Combination.
11.2    Awards Not Assumed or Replaced in an Acquisition. If, in the event of an Acquisition, neither the successor or acquiring entity (if any) nor any Parent (if any) of such successor or acquiring entity assumes, converts, replaces or substitutes outstanding Awards as provided above in Section 11.1, then notwithstanding any other provision in this Plan to the contrary, and unless otherwise approved by the Committee or otherwise required by the terms of any Award Agreement or any separate written agreement governing such Award that has been approved by the Board, each such Award that has not already terminated in accordance with the Plan or the applicable Award Agreement shall terminate, without accelerating vesting, immediately prior to the consummation of such Acquisition (or if such Acquisition is an Acquisition by Sale of Assets, immediately prior to the Company’s distribution of any funds or assets to the Company’s stockholders following such Acquisition by Sale of Assets) at such times and upon such conditions as the Committee may determine. The Board (or, the Committee if designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with an Acquisition.
11.3    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option or SAR rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price.
12.    ADMINISTRATION.
12.1    Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;
(c)    approve persons to receive Awards;

(d)    determine the form and terms of Awards;
(e)    determine the number of Shares or other consideration subject to Awards granted under this Plan;
(f)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(g)    grant waivers of any conditions of this Plan or any Award;
(h)    determine the terms of vesting, exercisability and payment of Awards to be granted pursuant to this Plan;
(i)    correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;
(j)    determine whether an Award has been earned;
(k)    extend the vesting period beyond a Participant’s Termination Date; and
(l)    make all other determinations necessary or advisable in connection with the administration of this Plan.
12.2    Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided that each such officer is a member of the Board.
12.3    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
12.4    Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.
13.    EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.
13.1    Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.
13.2    Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years after the later of (i) the Effective Date or (ii) the most recent increase in the number of Shares reserved under Section 2 that was approved by stockholders.
13.3    Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options or SARs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans.
14.    DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.
“Acquisition,” for purposes of Section 11, means:
(a)    any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(b)    a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or

(c)    the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company (an “Acquisition by Sale of Assets”).
“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee.
“Board” means the Board of Directors of the Company.
“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.
“Company” means Centro Media, Inc., or any successor corporation.
“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)    if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b)    if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or
(c)    if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.
“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.
“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.
“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).
“Participant” means a person who receives an Award under this Plan.
“Plan” means this 2011 Equity Incentive Plan, as amended from time to time.
“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.
“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.
“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.
“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.
“Rule 701” means Rule 701 et seq promulgated by the Commission under the Securities Act. “SEC” means the Securities and Exchange Commission.
“Section 25102(o)” means Section 25102(o) of the California Corporations Code. “Securities Act” means the Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Class B Non-Voting Common Stock, $0.01, par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 11 hereof, and any successor security.
“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.
“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of sick leave, military leave, or any other leave of absence approved by the

Committee; provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on sick leave, military leave or an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.
“Vested Shares” means “Vested Shares” as defined in the Award Agreement.
* * * * * * * * * * *

FORM-Executive Double Trigger
No. ________
CENTRO MEDIA, INC.
2011 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Centro Media, Inc., a Delaware corporation (the “Company”), and the Optionee named below (the “Optionee”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2011 Equity Incentive Plan (the “Plan”).

Optionee:

Total Option Shares:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Expiration Date:
(Unless earlier terminated under Section 4.6 of the Plan or Section 3 of this Agreement)

Type of Stock Option

(Check one):	[ ] Incentive Stock Option [x] Nonqualified Stock Option
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase the total number of shares of the Class B Non-Voting Common Stock, $0.01 par value per share, of the Company (the “Common Stock”) set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the date of grant the Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1    Exercise Period of Option. Provided Optionee continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested and exercisable over four years, with 1/4th of the shares subject to the option to vest on one year anniversary of the “Vesting Commencement Date” set forth above, and on the same day of each succeeding calendar month thereafter (or if there is no such day in any month, then the last day of such calendar month), an additional 1/48th of the shares will vest until the option is fully vested or vesting terminates pursuant to this Agreement or the Plan. The Option may not be exercised for a fraction of a share.
2.2    Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth in Section 2.1 are “Unvested Shares.”

2.3    Acceleration of Vesting. Provided Optionee continues to provide services to the Company or any Subsidiary or Parent of the Company to the Termination Date of Optionee’s employment with the Company, the following accelerated vesting schedule shall apply.
(a)    Termination in Connection with an Acquisition. If there is an Acquisition and if, during the period of time commencing sixty (60) days prior to the execution of a definitive agreement providing for the consummation of such Acquisition and ending on the first anniversary of the consummation of such Acquisition, Optionee’s employment by the Company is Terminated by the Company other than for Cause (defined in the Plan), or is Terminated by Optionee for Good Reason (defined below), then, in addition to the number of Shares that have become Vested Shares pursuant to Section 2.1 and effective as of the Termination Date, a number of Unvested Shares which would have vested during the eighteen (18) months following the Termination Date shall become Vested Shares; provided however, that the total number of Vested Shares shall not exceed 100% of the Shares subject to the Option.
(b)    Good Reason. As used in this Section, “Good Reason” means any of the following actions by the Company without Optionee’s written consent: (a) a material reduction in Optionee’s duties or responsibilities that is inconsistent with Optionee’s position, provided that a mere change of title alone shall not constitute such a material reduction; (b) the requirement that Optionee change his or her principal office to a facility that increases Optionee’s commute by more than forty (40) miles from Optionee’s commute to the location at which Optionee is employed prior to such change, or (c) a material reduction in Optionee’s annual base salary or a material reduction in Optionee’s employee benefits (e.g., medical, dental, insurance, short and long-term disability insurance and 401(k) retirement plan benefits, collectively, the “Employee Benefits”) to which Optionee is entitled immediately prior to such reduction (other than (i) in connection with a general decrease in the salary or Employee Benefits of all similarly situated employees and (ii) following such Acquisition, to the extent necessary to make Optionee’s salary or Employee Benefits commensurate with those of other employees of the Company or its successor entity or parent entity who are similarly situated with Optionee following such Acquisition).
2.4    Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to Section 4.6 of the Plan.
3.    TERMINATION.
3.1    Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.
3.2    Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or Optionee dies within three (3) months of Termination when Termination is for any reason other than Optionee’s Disability or for Cause), the Option, to the extent that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
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3.3    Termination for Cause. If the Optionee is terminated for Cause, the Optionee may exercise such Optionee’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Optionee’s Options shall expire on such Optionee’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
3.4    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1    Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Optionee’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Optionee.
4.2    Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:
(a)    by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Optionee in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;
(b)    provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(c)    any other form of consideration approved by the Committee; or
(d)    by any combination of the foregoing.
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4.4    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.
4.5    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.
5.    NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Optionee upon exercise of the Option, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current wages or other compensation payable to Optionee.
6.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
7.    NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
8.    COMPANY’S RIGHT OF FIRST REFUSAL. Before any Vested Shares held by Optionee or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.
9.    TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and
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disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
9.1    Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
9.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
9.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
(c)    Withholding. The Company may be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
10.    PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.
11.    GENERAL PROVISIONS
11.1    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
11.2    Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties with respect to the award and terms of this Option and supersede all prior undertakings and agreements with respect to the subject matter hereof.
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12.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by facsimile or by express courier. Any notice not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received
13.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
14.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.    ACCEPTANCE. Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.
16.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
17.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
18.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
19.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision
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will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
20.    FACSIMILE AND ELECTRONIC SIGNATURES. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. Additionally, this Agreement may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or such other means of electronic delivery specified by the Company.
[Signature page follows.]
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IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its duly authorized representative and Optionee has executed this Agreement, effective as of the Date of Grant.

CENTRO MEDIA, INC.		OPTIONEE
By:	/s/ Shawn Riegsecker
Signature
Shawn Riegsecker
CEO & Chairman		(Please print name)

Address:	11 E. Madison	Address:

6th Floor

Chicago, IL 60602

Phone No.:		Phone No.:
SIGNATURE PAGE TO STOCK OPTION AGREEMENT

EXHIBIT A
No. ____
CENTRO MEDIA, INC.
2011 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT
This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of _____________________, _________ (the "Effective Date") by and between Centro Media, Inc., a Delaware corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2011 Equity Incentive Plan (the "Plan").

Purchaser:

Social Security Number:

Total Number of Shares:

Exercise Price Per Share:

Date of Grant:

First Vesting Date:

Expiration Date:
(Unless earlier terminated under Section 4.6 of the Plan)

Type of Stock Option

(Check one):	[ ] Incentive Stock Option [ ] Nonqualified Stock Option
1.    Exercise of Option.
1.1    Exercise. Pursuant to exercise of that certain option (the "Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Class B Non-Voting Common Stock, $0.01 par value per share (the “Common Stock”), at the Exercise Price Per Share set forth above (the "Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
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1.2    Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

[ ]	in cash (by check) in the amount of $___________, receipt of which is acknowledged by the Company;

[ ]	by delivery of ___________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________ per share;

[ ]
provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

2.    Delivery.
2.1    Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a “check” a copy of which is attached hereto as Exhibit 3.
2.2    Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 10 to secure payment of Purchaser's obligation to the Company until expiration or termination of the Company's Right of First Refusal described in Sections 8, 9 and 10.
3.    Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows.
3.1    Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.
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3.2    Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
3.3    Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.
3.4    Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.
3.5    No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
4.    Compliance with Securities Laws.
4.1    Compliance with U.S. Federal Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. .
4.2    Compliance with California Securities Laws. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”). ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.
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5.    Restricted Securities.
5.1    No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
5.2    SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
6.    Restrictions on Transfers.
6.1    Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:
(a)    Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;
(c)    Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and
(d)    Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.
6.2    Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal described below, except as permitted by this Exercise Agreement.
6.3    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off
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provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.
7.    Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. For purposes of this Section 7, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Transferee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
8.    Company's Right of First Refusal. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
8.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.
8.2    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
8.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company's Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company's Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
8.4    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof.
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The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
8.5    Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
8.6    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the Participant and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other's common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
8.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.
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8.8    Encumbrances on Vested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
9.    Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
10.    Escrow. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal.
11.    Restrictive Legends and Stop-Transfer Orders.
11.1    Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE
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SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
11.2    Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
11.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
12.    Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
12.1    Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.
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12.2    Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
12.3    Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
(a)    Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
(b)    Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.
(c)    Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
13.    Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.
14.    Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Right of First Refusal. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.
15.    Governing Law. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.
16.    Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (i) at the time of
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personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.
All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Exercise Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: President". Notices by facsimile shall be machine verified as received.
17.    Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.
18.    Titles and Headings. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Exercise Agreement.
19.    Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.
20.    Counterparts. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
21.    Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
22.    Facsimile and Electronic Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. Additionally, this Agreement may be
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executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or such other means of electronic delivery specified by the Company.
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IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative, and Purchaser has executed this Stock Option Exercise Agreement, as of the Effective Date indicated above.

CENTRO MEDIA, INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

Address:	Address:

Fax No.:	Fax No.

Phone No.:	Phone No.:
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List of Exhibits
Exhibit 1:    Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:    Spouse Consent
Exhibit 3:    Copy of Purchaser's Check
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EXHIBIT 1
STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment
Separate from Stock Certificate
FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________dated as of ___________ , _________ , (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ___________________________________________ , _______________________ shares of the Common Stock $0.01, par value per share, of Centro Media, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). _________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated: _____________, _____

PURCHASER

(Signature)

(Please Print Name)

(Spouse's Signature, if any)

(Please Print Spouse's Name)
Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its "Right of First Refusal" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

EXHIBIT 2
SPOUSE CONSENT

Spouse Consent
The undersigned spouse of ___________________ (the "Purchaser") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.
Date: _______________________

Print Name of Purchaser's Spouse

Signature of Purchaser's Spouse

Address:

EXHIBIT 3
COPY OF PURCHASER'S CHECK

CENTRO, INC.
2011 EQUITY INCENTIVE PLAN
RESTRICTED
STOCK PURCHASE AGREEMENT
Award Number:
This Restricted Stock Purchase Agreement (the "Agreement") is made and entered into as of ________________(the "Effective Date") by and between Centro Inc. (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2011 Equity Incentive Plan (the "Plan").

Name of Purchaser	Grant Date	Total Number of Shares	Purchase Price Per Share	Total Purchase Price
$0.01
1.    PURCHASE OF SHARES.
1.1    Purchase of Shares. On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Common Stock at the Purchase Price Per Share as set forth above (the "Purchase Price Per Share") for a Total Purchase Price as set forth above (the "Purchase Price"). As used in this Agreement, the term "Shares" includes the Shares purchased under this Agreement and all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
1.2    Payment. Purchaser hereby delivers payment of the Purchase Price by the waiver hereby of compensation due or accrued for services rendered.
2.    DELIVERIES. Purchaser hereby delivers to the Company at its principal executive offices, Attn: President: (a) this completed and signed Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), both executed by Purchaser and Purchaser's spouse, if any, (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse, and (d) the Purchase Price and payment or other provision for any applicable tax obligations (if paid by check, a copy of such check shall be attached hereto as Exhibit 3) (the "Pledge Agreement").. Upon its receipt of the Purchase Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, and shall deliver to Purchaser such certificates representing the purchased Shares with the appropriate legends affixed thereto, to be placed in escrow as provided in Section 7.2 until expiration or termination of the Company's Refusal Right and Repurchase Option described in Sections 5 and 6.
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3.    REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows.
3.1    Agrees to Terms of the Plan. Purchaser has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.
3.2    Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of this Agreement to the contrary, the purchase of any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
3.3    No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
3.4    SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that use of a promissory note as payment for the Shares may not be deemed to be “full payment of the purchase price” within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.
4.    MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company
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occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 4 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees that the underwriters of such public offering shall be third party beneficiaries of this Section 4 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
5.    COMPANY'S REFUSAL RIGHT. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Refusal Right").
5.1    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the "Notice") stating: (a) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the "Proposed Transferee"); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Refusal Right at the Offered Price as provided for in this Agreement.
5.2    Exercise of Refusal Right. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 9.2, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
5.3    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company's Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company's Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
5.4    Payment. The purchase price for the Offered Shares will be paid, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
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5.5    Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Refusal Right before any Shares held by the Holder may be sold or otherwise transferred.
5.6    Exempt Transfers. Notwithstanding the foregoing, the following transfers of Vested Shares will be exempt from the Refusal Right: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities (except that, subject to Section 5.7, unless the agreement of merger or consolidation expressly otherwise provides, the Refusal Right will continue to apply thereafter to such Vested Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "Immediate Family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, the spouse of any of the above or a person registered with the state of his or her residence as a same-sex domestic partner or a person deemed to be a spousal equivalent for whom the following circumstances are true: (a) irrespective of whether or not the Purchaser and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other's common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
5.7    Termination of Refusal Right. The Refusal Right will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act or, if expressly approved by the Board as terminating the Refusal Right, under the laws of any other country having substantially the same effect (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.
6.    VESTED AND UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser's Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser's death, Disability (as
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defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option only for Unvested Shares.
6.1    Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").
6.2    Vested and Unvested Shares; Forfeiture Upon 7 Year Anniversary of Grant Date. Shares that are vested pursuant to the schedule set forth in this Section 6.2 are “Vested Shares.” Shares that are not vested pursuant to such schedule are “Unvested Shares.” Notwithstanding the vesting schedule provided for in Section 6.2(a) below, the Company may (by way of approval of the Board or Committee, as applicable) in its discretion accelerate the vesting of Unvested Shares prior to a Vesting Event.
(a)    One hundred percent (100%) of the Total Number of Shares shall become Vested Shares only upon the earlier to occur of (i) the date that is six (6) months after the effective date of an initial public offering of the Company’s Shares (an “IPO”) (subject to later vesting on the date of expiration of the 18-day period as such period relates to the Company’s earnings release or material event as provided for in Section 4 hereof) and (ii) the date of consummation of an Acquisition (either (i) or (ii) being a “Vesting Event”).
(b)    In the event a Vesting Event does not occur before the ninth (9th) anniversary of the Grant Date, all then Unvested Shares shall automatically be deemed to have been repurchased by the Company on the ninth (9th) anniversary of the Grant Date, and Purchaser shall, upon such automatic repurchase by the Company, have no further right, title or interest in or to any of the Unvested Shares.
6.3    Right of Repurchase. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon purchase of Shares after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option, specifying the number of Unvested Shares to be repurchased. Such Unvested Shares shall be repurchased at the lower of fair market value, as determined by the Board, or the Purchase Price Per Share, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the "Repurchase Price"). The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in the first sentence of this Section 6.3.
6.4    Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.
7    ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.
7.1    Rights as a Stockholder. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and
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after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Refusal Right or the Repurchase Option. Upon an exercise of the Refusal Right or the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
7.2    Escrow. As security for Purchaser's faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date, name of transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Refusal Right and the Repurchase Option.
7.3    Encumbrances on Shares. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (b) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party.
7.4    Restrictions on Transfers. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company’s prior written consent. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:
(a)    Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares, including but not limited to the Refusal Right, the Market Standoff and the Repurchase Option; and
(c)    Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any state securities laws, and (ii) all appropriate actions necessary for compliance with the registration and qualification requirements of the Securities Act and any state securities laws, or of any exemption from registration or qualification, available thereunder (including Rule 144) have been taken.
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Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to the Company's Refusal Right or the Repurchase Option granted hereunder and the market stand-off provisions of Section 4 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.
7.5    Restrictive Legends and Stop-transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL AND THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL, THE REPURCHASE OPTION AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.
Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
8.    TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION
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WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, with respect to Unvested Shares, unless an election is filed by Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days after the purchase of the Shares electing, pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the Purchase Price of the Unvested Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference. BY PROVIDING THE FORM OF ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR PURCHASER, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH PURCHASER.
9.    GENERAL PROVISIONS.
9.1    Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Refusal Right or the Repurchase Option. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.
9.2    Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto.
9.3    Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
9.4    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement, together with all Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, between the parties hereto with respect to the specific subject matter hereof.
9.5    Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision
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will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
9.6    Execution. This Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or electronic mail.
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IN WITNESS WHEREOF, the Company has caused this Restricted Stock Purchase Agreement to be executed by its duly authorized representative, and Purchaser has executed this Restricted Stock Purchase Agreement, as of the date first set forth above.

CENTRO, INC.		PURCHASER

By:	/s/ Shawn Riegsecker
(Signature)
Shawn Riegsecker, CEO

Address:	11 E. Madison Street	Address:

Suite 600

Chicago, IL 60602

Phone No.:		Phone No.:

Email Address:		Email Address:
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List of Exhibits
Exhibit 1:    Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:    Spouse Consent
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EXHIBIT 1
STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement No. ________dated as of ___________, _________ , (the "Agreement"), the undersigned hereby sells,assigns and transfers unto _______________________________________________, ___________________________________ Common Stock of Centro, Inc. (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s)._____________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated: _____________, _____

(Signature)

(Please Print Name)

(Spouse's Signature, if any)

(Please Print Spouse's Name)
Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its "Refusal Right" or “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse, if any.

EXHIBIT 2
SPOUSE CONSENT
The undersigned spouse of _______________________________________(the "Purchaser") has read, understands, and hereby approves the Restricted Stock Purchase Agreement (the "Agreement") between Purchaser and Centro, Inc. (the “Company”). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.
Date: _______________________

Print Name of Purchaser's Spouse

Signature of Purchaser's Spouse

Address:

☐ Check this box, if Purchaser is not married